EXHIBIT 10.2

                                FOURTH AMENDMENT TO
                               TERM CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO TERM CREDIT AGREEMENT (this "Fourth Amendment"), dated as of October 8, 1999, to be effective as of October 1, 1999, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").

                                     BACKGROUND

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Term Credit Agreement, dated as of December 19, 1997, amended by a First Amendment to Term Credit Agreement, dated as of June 19, 1998, a Second Amendment to Term Credit Agreement, dated as of July 28, 1998, and a Third Amendment to Term Credit Agreement dated as of May 5, 1999 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1.     AMENDMENTS TO CREDIT AGREEMENT.

     (a) SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of Applicable Base Rate Margin in its entirety and substituting the following in lieu thereof:

          "APPLICABLE BASE RATE MARGIN" means the following per annum percentages, applicable in the following situations:



                                                                  Facility A     Facility B
                                                                   Term Loan     Term Loan
                            Applicability                          Advances       Advances
                            -------------                         ----------     ----------
           (a)       The Leverage Ratio is greater than or          1.500%         2.000%
                     equal to 6.00 to 1
           (b)       The Leverage Ratio is less than 6.00 to 1      1.250%         1.750%
                     but greater than or equal to 5.50 to 1
           (c)       The Leverage Ratio is less than 5.50 to 1      1.000%         1.500%
                     but greater than or equal to 5.00 to 1
           (d)       The Leverage Ratio is less than 5.00 to 1      0.750%         1.250%
                     but greater than or equal to 4.50 to 1
           (e)       The Leverage Ratio is less than 4.50 to 1      0.500%         1.000%
                     but greater than or equal to 4.00 to 1

                                      -1-


           (f)       The Leverage Ratio is less than 4.00 to 1      0.250%         1.000%
                     but greater than or equal to 3.50 to 1
           (g)       The Leverage Ratio is less than 3.50 to 1      0.000%         1.000%

     The Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested by using the Leverage Ratio calculated (i) if not in respect of an Acquisition, as of the end of each fiscal quarter or (ii) if in respect of an Acquisition, upon receipt of a Compliance Certificate as required under SECTION 7.6(iii) hereof; PROVIDED, that each adjustment in the Base Rate Basis as a result of a change in the Applicable Base Rate Margin shall be effective (A) if not in respect of an Acquisition, on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to SECTION 6.1 or 6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to SECTION 6.3 hereof, and (B) if in respect of an Acquisition, on the closing date of such Acquisition. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be increased to the Applicable Base Rate Margin next higher than the Applicable Base Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received. Notwithstanding anything herein to the contrary, the Applicable Base Rate Margin from and including October 1, 1999 until the date which is two Business Days following receipt by the Administrative Agent of the financial statements and Compliance Certificate for the 1999 Fiscal Year shall be calculated as if the Leverage Ratio is greater than or equal to
     6.00 to 1."

          (b) SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of Applicable LIBOR Rate Margin in its entirety and substituting the following in lieu thereof:

          "APPLICABLE LIBOR RATE MARGIN" means the following per annum percentages, applicable in the following situations:


                                                                       Facility A      Facility B
                                                                       Term Loan       Term Loan
                                 Applicability                          Advances        Advances
                                 -------------                         ----------      ----------
               (a)       The Leverage Ratio is greater than or equal      3.000%         3.500%
                         to 6.00 to 1
               (b)       The Leverage Ratio is less than 6.00 to 1        2.750%         3.250%
                         but greater than or equal to 5.50 to 1
               (c)       The Leverage Ratio is less than 5.50 to 1        2.500%         3.000%
                         but greater than or equal to 5.00 to 1
               (d)       The Leverage Ratio is less than 5.00 to 1        2.250%         2.750%
                         but greater than or equal to 4.50 to 1

                                      -2-


               (e)       The Leverage Ratio is less than 4.50 to 1        2.000%         2.500%
                         but greater than or equal to 4.00 to 1
               (f)       The Leverage Ratio is less than 4.00 to 1        1.750%         2.500%
                         but greater than or equal to 3.50 to 1
               (g)       The Leverage Ratio is less than 3.50 to 1        1.500%         2.500%
                         but greater than or equal to 3.00 to 1
               (h)       The Leverage Ratio is less than 3.00 to 1        1.250%         2.500%


     The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested by using the Leverage Ratio calculated (i) if not in respect of an Acquisition, as of the end of each fiscal quarter or (ii) if in respect of an Acquisition, upon receipt of a Compliance Certificate as required under SECTION 7.6(iii) hereof; PROVIDED, that each adjustment in the LIBOR Basis as a result of a change in the Applicable LIBOR Rate Margin shall be effective (A) if not in respect of an Acquisition, on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to SECTION 6.1 or 6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to SECTION 6.3 hereof, and (B) if in respect of an Acquisition, on the closing date of such Acquisition. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be increased to the Applicable LIBOR Rate Margin next higher than the Applicable LIBOR Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received. Notwithstanding anything herein to the contrary, the Applicable LIBOR Rate Margin from and including October 1, 1999 until the date which is two Business Days following receipt by the Administrative Agent of the financial statements and Compliance Certificate for the 1999 Fiscal Year shall be calculated as if the Leverage Ratio is greater than or equal to 6.00 to 1."

     (c) SECTION 7.11 of the Credit Agreement is hereby amended to read as follows:

                 "Section 7.11     MAXIMUM LEVERAGE RATIO.  At the end of each
     Fiscal Quarter occurring below or occurring during the periods indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite such Fiscal Quarter or the period in which such Fiscal Quarter occurs:


                        Fiscal Quarter or Period                    Ratio
                        ------------------------                    -----
              Third Fiscal Quarter of Fiscal Year 1999            6.10 to 1
              Fourth Fiscal Quarter of Fiscal Year 1999           6.35 to 1
              First Fiscal Quarter of Fiscal Year 2000            6.00 to 1
              Second Fiscal Quarter of Fiscal Year 2000           5.75 to 1
              Third Fiscal Quarter of Fiscal Year 2000            5.25 to 1

                                      -3-


              Fourth Fiscal Quarter of Fiscal Year 2000           4.75 to 1
              From and including the First Fiscal Quarter of      4.25 to 1
              Fiscal Year 2001 and thereafter

     (d) SECTION 7.12 of the Credit Agreement is hereby amended to read as follows:

                 "SECTION 7.12     Minimum Fixed Charge Coverage Ratio.  At the
     end of each Fiscal Quarter occurring below or occurring during the periods indicated below, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than the ratio set forth below opposite such Fiscal Quarter or the period in which such Fiscal Quarter occurs:



                      Fiscal Quarter or Period                   Ratio
                      ------------------------                   -----
              Third Fiscal Quarter of Fiscal Year 1999         1.10 to 1
              From  and  including  the  Fourth  Quarter of    1.00 to 1
              Fiscal  Year  1999  through and including the
              Second Fiscal Quarter of Fiscal Year 2000
              From  and  including the Third Fiscal Quarter    1.10 to 1"
              of Fiscal Year 2000 and thereafter

     (e) Section 11.6(d) of the Credit Agreement is hereby amended by amending clause (ii) thereof set forth in the first provision of said Section as follows:

     "(ii) no such assignment (including any simultaneous assignment pursuant to the Amended and Restated Credit Agreement), other than to an Affiliate of a Lender or to an existing Lender hereunder, shall be in an amount less than $5,000,000, unless the portion of the Advances (and the Commitment under and as defined in the Amended and Restated Credit Agreement) of a Lender is less than $5,000,000, in which case such assignment may be in the aggregate amount of the Advances owed to such Lender under this Agreement and the amount of such Lender's Specified Percentage of the Commitment (as defined in and determined pursuant to the Amended and Restated Credit Agreement) (provided, however, notwithstanding anything herein to the contrary, in no event shall the portion of the Advances owed to any Lender and retained by such Lender under this Agreement and/or the portion of the Commitment (as defined in the Amended and Restated Credit Agreement) retained by such Lender be less than $1,000,000),"

     (f) The Compliance Certificate is hereby amended to be in the form of Exhibit D attached to this Fourth Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited byfederal or state securities laws;

     (d) neither the execution, delivery and performance of this Fourth Amendment nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Fourth Amendment or the acknowledgment of this Fourth Amendment by any Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of October 1, 1999, subject to the following:

     (a) the Administrative Agent shall receive counterparts of this Fourth Amendment executed and/or consented to by the Required Lenders (as defined in the Intercreditor Agreement);

     (b) the representations and warranties set forth in Section 2 of this Fourth Amendment shall be true and correct;

     (c) the Administrative Agent shall receive counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor; and

     (d) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     4.     GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this Fourth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Fourth Amendment.

     5. AMENDMENT FEE. So long as this Fourth Amendment becomes effective, the Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Fourth Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, October 8, 1999 in an amount equal to the product of (a) 0.15% multiplied by (b) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the date the conditions set forth in Section 3 of this Fourth Amendment have been satisfied. The Borrower agrees that the failure to pay the amendment fee provided in this Section 5 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.

     6.     REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

     (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).

     8. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9. GOVERNING LAW: BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     10. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

===============================================================================

                      REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

===============================================================================

      IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as the date first above written.


                        PILLOWTEX CORPORATION
                        By:     Jaime Vasquez
                        Name:
                        Title:     VP/Treasurer


                        BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent and as a Lender
                        By: Deirdre B. Doyle
                            Principal

                        THE BANK OF NOVA SCOTIA
                        ATLANTA AGENCY
                        By: (not signed)
                        Name:
                        Title:

                        THE FIRST NATIONAL BANK OF CHICAGO
                        By: (signature illegible)
                        Name:
                        Title: Vice President

                        COMERICA BANK
                        By: Mark B. Grover
                        Name:
                        Title: Vice President

                        CREDIT LYONNAIS NEW YORK BRANCH
                        By: Robert Ivosevich
                        Name:
                        Title: Senior Vice President

                        WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                        By: Carol Polasky
                        Name:
                        Title: Vice President

                        THE BANK OF TOKYO-MITSUBISHI, LTD.
                        By: J. Mearns
                        Name:
                        Title: VP & Manager

                        BANK ONE, TEXAS, N.A.
                        By: (signature illegible)
                        Name:
                        Title: Vice President

                        BANKBOSTON, N.A.
                        By: Stephen Y. McGehee

                        Name:
                        Title: Managing Director

                        BHF (USA) CAPITAL CORPORATION
                        By: Michael Pellerito
                        Name:
                        Title: Assistant Vice President

                        By: Perry Forman
                        Name:
                        Title: Vice President

                        FIRST UNION NATIONAL BANK
                        By: Roger Pelz
                        Name:
                        Title: Senior Vice President

                        GENERAL ELECTRIC CAPITAL CORPORATION
                        By: William S. Richardson
                        Name:
                        Title: Duly Authorized Signatory

                        COPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH
                        By: Theodore W. Cox
                        Name:
                        Title: Vice President

                        By: (signature illegible)
                        Name:
                        Title: Vice President

                        SOCIETE GENERALE, SOUTHWEST AGENCY
                        By: Robert Petersen
                        Name:
                        Title: Vice President

                        By:
                        Name:
                        Title:

                        THE BANK OF NEW YORK

                        By: (not signed)
                        Name:
                        Title:

                        COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                        EUROPEENNE
                        By: Anthony Rock
                        Name:
                        Title: Vice President

                        By: Marcus Edward
                        Name:
                        Title: Vice President

                        BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
                        By: John G. Taylor
                        Name:
                        Title: Vice President

                        By: Stephen W. Hipp
                        Name:
                        Title: Senior Associate

                        FLEET BANK, N.A.
                        By: Alfred Bonfantini
                        Name:
                        Title: Senior Vice President

                        THE FUJI BANK, LIMITED
                        By: Teiji Teramoto
                        Name:
                        Title: Vice President & Manager

                        NATIONAL BANK OF CANADA
                        By: Bill Handley
                        Name:
                        Title: Vice President

                        By: Larry Sears
                        Name:
                        Title: Vice President & Manager

                        NATIONAL CITY BANK OF KENTUCKY
                        By: Tom Gurbach
                        Name:
                        Title: Vice President

                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                        By: B. Ross Smead
                        Name:
                        Title: Vice President

                        BANK POLSKA KASA OPIEKI, S.A. - PEKAO S.A. GROUP, NEW YORK BRANCH
                        By: Hussein B. El-Tawil
                        Name:
                        Title: Vice President

                        GUARANTY FEDERAL BANK, F.S.B.
                        By: Robert S. Hays
                        Name:
                        Title: Senior Vice President

                        KZH WATERSIDE LLC
                        By: Virginia Conway
                        Name:
                        Title: Authorized Agent

                        SENIOR DEBT PORTFOLIO
                        By: Boston Management and Research
                            as Investment Advisor
                        By: Payson F. Swaffield
                        Name:
                        Title: Vice President

                        AERIES FINANCE LTD.
                        By: INVESCO Senior Secured Management,
                            Inc., as Sub-Managing Agent
                        By: Gregory Stoeckle
                        Name:
                        Title: Authorized Signatory

                        CRESCENT/MACH I PARTNERS, L.P.
                        By: TCW ASSET MANAGEMENT COMPANY, its

                        Investment Manager
                        By: J. Insull
                        Name:
                        Title: Vice President

                        Eaton Vance Institutional Senior Loan Fund
                        By: Eaton Vance Management as Investment Advisor
                        By: Payson F. Swaffield
                        Name:
                        Title: Vice President

                        CYPRESSTREE INVESTMENT PARTNERS I, LTD.,
                        By: CypressTree Investment Management Company, Inc., as Portfolio Manager
                        By: Timothy M. Barns
                        Name:
                        Title: Managing Director

                        VAN KAMPEN CLO I, LIMITED

                        By:  VAN KAMPEN MANAGEMENT, INC.,
                        as Collateral Manager
                        By: Darvin D. Pierce
                        Name:
                        Title: Vice President

                        BALANCED HIGH-YIELD FUND I LTD.
                        By: BHF (USA) CAPITAL CORPORATION, acting
                        as attorney-in-fact
                        By: Michael Pellerito
                        Name:
                        Title: Assistant Vice President

                        By: Perry Forman
                        Name:
                        Title: Vice President

                        INDOSUEZ CAPITAL FUNDING IV, L.P.
                        By: INDOSUEZ CAPITAL, as Portfolio Advisor
                        By: (not signed)
                        Name:
                        Title:

                        VAN KAMPEN SENIOR INCOME TRUST
                        By: Darvin D. Pierce
                        Name:
                        Title: Vice President

                        INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                        By: INDOSUEZ CAPITAL, as Portfolio Advisor
                        By: (not signed)
                        Name:
                        Title:

                        CYPRESSTREE INSTITUTIONAL FUND, LLC
                        By: CypressTree Investment Management
                        Company, Inc., its Managing Member
                        By: (not signed)
                        Name:
                        Title:

                        CYPRESSTREE INVESTMENT FUND, LLC
                        By: CypressTree Investment Management
                        Company, Inc., its Managing Member
                        By: (not signed)
                        Name:
                        Title:

                        KZH CYPRESSTREE-1 LLC
                        By: Virginia Conway
                        Name:
                        Title: Authorized Agent

                        OXFORD STRATEGIC INCOME FUND
                        By: Eaton Vance Management, as
                        Investment Advisor
                        By: Payson F. Swaffield
                        Name:
                        Title: Vice President

                        VAN KAMPEN CLO II, LIMITED
                        By: Van Kampen Management, Inc.,
                        as Collateral Manager
                        By: Darvin D. Pierce
                        Name:
                        Title: Vice President

                         CAPTIVA FINANCE, LTD.
                         By: John Cullinane
                         Name:
                         Title: Director

                         CAPTIVA II FINANCE, LTD.
                         By: John Cullinane
                         Name:
                         Title: Director

                         MOUNTAIN CAPITAL CLO I LTD.
                         By: Darren P. Riley
                         Name:
                         Title: Director

                         CANADIAN IMPERIAL BANK OF COMMERCE
                         By: (not signed)
                         Name:
                         Title:

                         BALANCED HIGH-YIELD FUND II LTD.

                         By: BHF (USA) CAPITAL CORPORATION, acting
                         as attorney-in-fact
                         By: Michael Pellerito
                         Name:
                         Title: Assistant Vice President

                         By: Perry Forman
                         Name:
                         Title: Vice President

                         KZH CRESCENT-3 LLC
                         By: Virginia Conway
                         Name:
                         Title: Authorized Agent

                         FREMONT FINANCIAL CORPORATION
                         By: Randolph M. Ross
                         Name:
                         Title: Vice President - Senior Portfolio Manager

                         THE DAI-ICHI KANGYO BANK
                         LIMITED, NEW YORK BRANCH
                         By: Christopher Fahey
                         Name:
                         Title: Vice President

                         TCW LEVERAGED INCOME TRUST, L.P.
                         By: TCW ADVISERS (BERMUDA), LTD., as General Partner
                         By: (signature illegible)
                         Name:
                         Title:

                         By: TCW INVESTMENT MANAGEMENT
                         COMPANY, as Investment Adviser
                         By: J. Insull
                         Name:
                         Title: VP


ACKNOWLEDGED AND AGREED:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION

LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.
By: Jaime Vasquez
Name:
Title: VP/Treasurer